Exhibit 10.1
Execution Copy
AMENDMENT No. 5 TO PURCHASE AGREEMENT DCT-025/2003
This Amendment No. 5 to Purchase Agreement DCT-025/2003, dated as of July 18, 2008 (“Amendment 5”) relates to the Purchase Agreement DCT-025/2003 (“Purchase Agreement”) between Embraer — Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment 5 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.
All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 5 and the Purchase Agreement, this Amendment 5 shall control.
WHEREAS, the parties desire to implement certain changes to the Aircraft configuration which caused [***] Aircraft Basic Price and [***] of the Aircraft.
WHEREAS, on November 28th, 2007, Buyer issued to Embraer a notice of the exercise of its option to purchase three (3) Option Aircraft (scheduled for delivery in [***] 2009) and Buyer herein agrees [***].
WHEREAS, [***].
WHEREAS, the parties have agreed to modify the delivery schedule of Firm and Options Aircraft.
Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:
1. SUBJECT
1.1 Article 2.1 and 2.3 of the Purchase Agreement shall be deleted and replaced as follows:
2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of one hundred (101) newly manufactured Aircraft (“Firm Aircraft”) and [***] newly manufactured [***] Option Aircraft;
2.3 Buyer shall have the option to purchase up to eighty six (86) Option Aircraft, in accordance with Article 21.
2. CHANGES IN THE AIRCRAFT CONFIGURATION
2.1 [***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The Firm Aircraft number #[***] Aircraft shall be delivered with [***]. There will be [***] of the Aircraft as a result of this modification. The Basic Price for Aircraft # [***] and all subsequent Aircraft shall be [***] US$ [***] ([***] United States dollars) [***]
[***]. [***]
2.2 New [***]
The Firm Aircraft number #[***] Aircraft shall be delivered with [***]. There will be [***] of the Aircraft. The Basic Price for Aircraft # [***] Aircraft shall be [***] US$[***] ([***] United States dollars) [***].
2.3 [***]
The Firm Aircraft number #[***] Aircraft shall be delivered with [***]. There will be [***] of the Aircraft. The Basic Price for Aircraft # [***] Aircraft will [***] as a result of this modification.
2.4 [***]
The Firm Aircraft number # [***] Aircraft shall be delivered with [***]. There will be [***] of the Aircraft. The Basic Price for Aircraft # [***] Aircraft shall be [***] US$ [***] ([***] United States dollars) [***].
2.5 New [***]
The Firm Aircraft number #[***] Aircraft shall be delivered with [***]. There will be [***] of the Aircraft. The Basic Price for Aircraft # [***] Aircraft will [***] as a result of this modification.
2.6 [***]
The Firm Aircraft number #[***] Aircraft shall be delivered with [***]. The [***] of this modification [***]. Therefore, there will be [***] of the Aircraft as a result of this modification. The Basic Price for Aircraft # [***] Aircraft shall be [***] US$ [***] ([***] United States dollars) [***].
2.7 [***]
The Firm Aircraft number #[***] Aircraft shall be delivered with [***]. There will be [***] of the Aircraft. The Basic Price for Aircraft # [***] Aircraft shall be [***] US$ [***] ([***] United States dollars) in [***].
2.8	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The Firm Aircraft number #[***] Aircraft shall be delivered with [***]. There will be [***] of the Aircraft. The Basic Price for Aircraft #[***] Aircraft will [***] as a result of this modification.
2.9 [***]
The Firm Aircraft number #[***] Aircraft shall be delivered with [***]. There will be [***] of the Aircraft as a result of this modification. The Basic Price for Aircraft # [***]shall be [***] US$ [***] ([***] United States dollars) [***].
2.10 [***]
The Firm Aircraft number #[***] Aircraft shall be delivered with [***]. There will be [***] of the Aircraft. The Basic Price for Aircraft # [***] Aircraft shall be [***] US$ [***] ([***] United States dollars) [***].
2.11 [***]
The Firm Aircraft number #[***] Aircraft shall be delivered with [***]. There will be [***] of the Aircraft. The Basic Price for Aircraft # [***] Aircraft will [***] as a result of these modifications.
2.12 [***]
The Firm Aircraft number #[***] Aircraft shall be delivered with [***]. There will be [***] of the Aircraft as a result of such modification that shall cause and adjustment to the Performance Guarantee contained in Attachment H to the Purchase Agreement. The Basic Price for Aircraft # [***] Aircraft will [***] as a result of this modification.
3. DELIVERY
3.1 The Aircraft schedule delivery table in Article 5.1 of the Purchase Agreement shall be deleted and replaced as follows:

	Delivery		Delivery		Delivery		Delivery
Aircraft #	Month**	Aircraft #	Month**	Aircraft #	Month**	Aircraft #	Month**
1	[***]-05	28	[***]-07	55	[***]-12	82	[***]-14
2	[***]-05	29	[***]-07	56	[***]-12	83	[***]-14
3	[***]-05	30	[***]-07	57	[***]-12	84	[***]-14
4	[***]-05	31	[***]-08	58	[***]12	85	[***]-14
5	[***]-05	32	[***]-08	59	[***]-12	86	[***]-15
6	[***]-05	33	[***]-08	60	[***]-12	87	[***]-15

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

7	[***]-05	34	[***]-08	61	[***]-12	88	[***]-15
8	[***]-05	35	[***]-08	62	[***]-13	89	[***]-15
9	[***]-06	36	[***]-08	63	[***]-13	90	[***]-15
10	[***]-06	37	[***]-09	64	[***]-13	91	[***]-15
11	[***]-06	38	[***]-09	65	[***]-13	92	[***]-15
12	[***]-06	39	[***]-09	66	[***]-13	93	[***]-15
13	[***]-06	40 [***]	[***]-09	67	[***]-13	94[***]	[***]-15
14	[***]-06	41 [***]	[***]-09	68	[***]-13	95 [***]	[***]-15
15	[***]-06	42	[***]-09	69	[***]-13	96	[***]-15
16	[***]-06	43	[***]-09	70	[***]-13	97	[***]-16
17	[***]-06	44 [***]	[***]-09	71	[***]-13	98	[***]-16
18	[***]-06	45	[***]-10	72	[***]-13	99	[***]-16
19	[***]-06	46	[***]-10	73	[***]-13	100	[***]-16
20	[***]-06	47	[***]-10	74	[***]-14	101	[***]-16
21	[***]-06	48	[***]-11	75	[***]-14	102	[***]-16
22	[***]-06	49	[***]-11	76	[***]-14	103	[***]-16
23	[***]-06	50	[***]-11	77	[***]-14	104	[***]-16
24	[***]-07	51	[***]11	78	[***]-14	105	[***]-16
25	[***]-07	52	[***]-12	79	[***]-14	106	[***]-16
26	[***]-07	53	[***]-12	80	[***]-14
27	[***]07	54	[***]-12	81	[***]-14
[***]
(**) Scheduled Delivery Months shall be deemed to be the Contractual Delivery Dates as defined in Article 1.10 of this Agreement.
3.2 A new paragraph shall be added at the end of Article 5.3 of the Purchase Agreement, which new paragraph shall provide as follows:
[***]
4. OPTION AIRCRAFT
4.1	The Option Aircraft schedule delivery table in Article 21 of the Purchase Agreement shall be deleted and replaced as follows:

Group	Option	Delivery	Group	Option	Delivery
#	Aircraft #	Month	#	Aircraft #	Month
	[***]	[***]-10		[***]	[***]-14
[***]	[***]	[***]-10	[***]	[***]	[***]-14
	[***]	[***]-10		[***]	[***]-14

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

	[***]	[***]-10		[***]	[***]-14
[***]	[***]	[***]-10	[***]	[***]	[***]-14
	[***]	[***]-10		[***]	[***]-14
	[***]	[***]-10		[***]	[***]-14
[***]	[***]	[***]-10	[***]	[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
[***]	[***]	[***]-11	[***]	[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
[***]	[***]	[***]-11	[***]	[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
[***]	[***]	[***]-11	[***]	[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
	[***]	[***]-11		[***]	[***]-14
[***]	[***]	[***]-12	[***]	[***]	[***]-14
	[***]	[***]-12		[***]	[***]-14
	[***]	[***]-12		[***]	[***]-15
[***]	[***]	[***]-12	[***]	[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
[***]	[***]	[***]-12	[***]	[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
[***]	[***]	[***]-12	[***]	[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
	[***]	[***]-12		[***]	[***]-15
[***]	[***]	[***]-13	[***]	[***]	[***]-15
	[***]	[***]-13		[***]	[***]-15
	[***]	[***]-13		[***]	[***]-15
[***]	[***]	[***]-13	[***]	[***]	[***]-15
	[***]	[***]-13		[***]	[***]-15
	[***]	[***]-13		[***]	[***]-15
[***]	[***]	[***]-13	[***]	[***]	[***]-15
	[***]	[***]-13		[***]	[***]-15
	[***]	[***]-13		[***]	[***]-15
[***]	[***]	[***]-13	[***]	[***]	[***]-15
	[***]	[***]-13
	[***]	[***]-13
[***]	[***]	[***]-13
	[***]	[*** ]-13
Note: [***] Option Aircraft from the original 100 Option Aircraft were [***].
4.2 Article 21.4 of the Purchase Agreement shall be deleted and replaced as follows:

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Option Aircraft Exercise: The option to purchase the Option Aircraft shall be exercised in groups of [***] as indicated in the above Option Aircraft delivery table, no later than (i) [***] months prior to the Contractual Delivery Month of the first Option Aircraft in each [***] Option Groups[***] and (ii) [***] months prior to the Contractual Delivery Month of the first Option Aircraft in each [***] Option Group [***] The [***]Aircraft [***] Option Aircraft [***]. Buyer shall have the right to [***] the options for any Option Aircraft in any [***] Option Group.
Exercise of the option to purchase the Option Aircraft shall be accomplished by means of a written notice from Buyer delivered to Embraer by mail (return receipt requested), express delivery or facsimile.
In the event an Option Group is not exercised [***] by its [***] as specified in the preceding paragraph, Buyer shall [***] the Option Aircraft [***] Option Group.
Starting from Option Group [***], in the event [***] Option Groups [***] (as applicable), Buyer shall also [***] Option Groups.
5.	Aircraft Prices

5.1	Aircraft Basic Price for Firm Aircraft: Due to the changes in the Aircraft configuration, Article 3.1 of the Purchase Agreement shall be deleted and replaced as follows:
3.1 Buyer agrees to pay Embraer in United States dollars, the per unit Aircraft Basic Price as indicated in the table below:

Aircraft #	Basic Price[***]
1 to 3	US$ [***]
4	US$ [***]
7	US$ [***]
5, 6 and 8 to 12	US$ [***]
13 to 24	US$ [***]
25	US$ [***]
26	US$ [***]
27	US$ [***]
28 to 30	US$[***]
31 to 34	US$[***]
35 to 39, 42, 43, 45 to 50	US$ [***]
51 to 106	US$ [***]
Exercised Option [***]	US$ [***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

5.2	Aircraft price for Option Aircraft: Due to the changes in the Aircraft configuration, Article 21.1 of the Purchase Agreement shall be deleted and replaced as follows:
21.1 The unit basic price of the Option Aircraft (the “Option Aircraft Basic Price”) is indicated in the table below, provided that the Option Aircraft is in the configuration described in Attachment “A”, otherwise adjustments shall be done for any additions and/or deletions of equipment and/or provisioning as may be agreed to by Buyer and Embraer from time to time.

Option Aircraft #	Option Aircraft Basic Price ([***])
All	US$ [***]
6. Changes in the Escalation Formula
[***]
7. [***]
All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 5, shall remain in full force and effect without any change.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 5 to the Purchase Agreement to be effective as of the date first written above.

Embraer — Empresa Brasileira de Aeronáutica S.A.		JetBlue Airways Corporation

By:	/s/ Artur Coutinho	By:	/s/ Mark D. Powers

Name:	Artur Coutinho	Name:	Mark D. Powers
Title:	Executive Vice President of Industrial Operations	Title:	Senior Vice President and Treasurer

By:	/s/ José Luís D. Molina

Name:	José Luís D. Molina
Title:	Vice President Contracts Airline Market

Date:	July 18, 2008	Date:	July 18, 2008

Place:	São José Dos Campos, Brasil	Place:	Forest Hills, NY USA

Witness:	/s/ Rinaldo Piubeli Prado	Witness:	/s/ Laura King

Name:	Rinaldo Piubeli Prado	Name:	Laura King

ATTACHMENT “D1” — ESCALATION FORMULA
[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.